SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)         December 19, 1999
                                                --------------------------------

                               Trenwick Group Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



Delaware                            0-14737                          06-1152790
--------------------------------------------------------------------------------
State or Other Jurisdiction       (Commission                     (IRS Employer
of Incorporation)                  File Number)                   Identification
No.)



One Canterbury Green, Stamford, Connecticut                              06901
---------------------------------------------                  -----------------
 (Address of Principal Executive Offices)                            (Zip Code)



Registrant's telephone number, including area code         (203) 353-5500
                                                   -----------------------------


          (Former Name or Former Address, if Changed Since Last Report)

Item 5. - Other Events

         Trenwick Group Inc., a Delaware corporation ("Trenwick"), entered into a definitive Agreement, Scheme of Arrangement, Plan of Merger and Plan of
Reorganization, dated as of December 19, 1999 (the "Business Combination Agreement") with LaSalle Re Holdings Limited, a Bermuda company ("LaSalle"), LaSalle Re Limited, a Bermuda company ("LaSalle Re"), Trenwick Group (Delaware) Inc. and Gowin Holdings International Limited, pursuant to which the stockholders of Trenwick, the common stockholders of LaSalle and the minority shareholders of LaSalle Re will each exchange their shares on a one-for-one basis for shares in a newly formed Bermuda company (the "Business Combination"). See the full text of the Business Combination Agreement which is filed herewith as Exhibit 2.1 and which is incorporated by reference herein.

         In connection with the Business Combination Agreement, Trenwick and LaSalle have granted to each other options to purchase up to 19.9% of their outstanding shares pursuant to Stock Option Agreements, each dated as of December 19, 1999. See the full text of the Stock Option Agreements which are filed herewith as Exhibits 99.1 and 99.2 and which are incorporated by reference herein.

         Certain shareholders of LaSalle and LaSalle Re have agreed to vote their shareholdings in favor of the Business Combination pursuant to a Shareholders Agreement, dated as of December 19, 1999. See the full text of the Shareholders Agreement which is filed herewith as Exhibit 99.3 and which is incorporated by reference herein.

         On December 19, 1999, Trenwick and LaSalle issued a joint press release announcing the Business Combination, which is filed herewith as Exhibit 99.4 and which is incorporated by reference herein.

Item 7. Financial Statements and Exhibits

(c)      Exhibits

2.1 Agreement, Scheme of Arrangement, Plan of Merger and Plan of Reorganization, dated as of December 19, 1999, by and among LaSalle Re Holdings Limited, LaSalle Re Limited, Trenwick Group Inc., Trenwick Group (Delaware) Inc. and Gowin Holdings International Limited.

99.1 Stock Option Agreement, dated as of December 19, 1999, between Trenwick Group Inc. and LaSalle Re Holdings Limited (option granted to LaSalle Re Holdings Limited).

99.2 Stock Option Agreement, dated as of December 19, 1999, between Trenwick Group Inc. and LaSalle Re Holdings Limited (option granted to Trenwick Group Inc.).

99.3 Shareholders Agreement, dated as of December 19, 1999, by and among Trenwick Group Inc., Combined Insurance Company of America, Virginia Surety Company, Inc., Aon Risk Consultants (Bermuda) Ltd., Continental Casualty Company and CNA (Bermuda) Services Limited.

99.4 Press release of Trenwick Group Inc. and LaSalle Re Holdings Limited issued December 19, 1999.



                                    SIGNATURE

         Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TRENWICK GROUP INC.


                                            By:   /s/ James F. Billett, Jr.
                                                  ----------------------------
                                                  James F. Billett, Jr.
                                                  Chairman, President and
                                                  Chief Executive Officer




Dated:  December 22, 1999

                                  EXHIBIT INDEX



Exhibit                    Description of Exhibit

2.1 Agreement, Scheme of Arrangement, Plan of Merger and Plan of Reorganization, dated as of December 19, 1999, by and among LaSalle Re Holdings Limited, LaSalle Re Limited, Trenwick Group Inc., Trenwick Group (Delaware) Inc. and Gowin Holdings International Limited.

99.1 Stock Option Agreement, dated as of December 19, 1999, between Trenwick Group Inc. and LaSalle Re Holdings Limited (option granted to LaSalle Re Holdings Limited).

99.2 Stock Option Agreement, dated as of December 19, 1999, between Trenwick Group Inc. and LaSalle Re Holdings Limited (option granted to Trenwick Group Inc.).

99.3 Shareholders Agreement, dated as of December 19, 1999, by and among Trenwick Group Inc., Combined Insurance Company of America, Virginia Surety Company, Inc., Aon Risk Consultants (Bermuda) Ltd., Continental Casualty Company and CNA (Bermuda) Services Limited.

99.4 Press release of Trenwick Group Inc. and LaSalle Re Holdings Limited issued December 19, 1999.